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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 12, 2006


                         NATIONAL HEALTH PARTNERS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           INDIANA                     000-51731               04-3786176
State or Other Jurisdiction of        (Commission            (IRS Employer
Incorporation or Organization)        File Number)       Identification Number)


      120 GIBRALTAR ROAD, SUITE 107
          HORSHAM, PENNSYLVANIA                                  19044
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (215) 682-7114


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On December 12, 2006, National Health Partners, Inc. (the "Company") granted stock options (the "Options") to David M. Daniels, Alex Soufflas and Patricia S. Bathurst to acquire 250,000, 150,000 and 50,000 shares, respectively, of the Company's common stock, $0.001 par value per share (the "Common Stock"). The Options are for a term of 10 years, have an exercise price of $0.88 per share (the closing market price of the Common Stock on the OTC Bulletin Board on the date of grant), and were vested in full on the date of grant. In the event the employment of the applicable executive officer is terminated for any reason other than for "cause," as such term is defined in the Option, each officer's Option may be exercised to the extent exercisable on the date of such termination of employment until the earlier of the date that is 90 days after the date of such termination of employment (one year in the case of termination due to retirement or disability) or the expiration date of the Option. In the event the employment of the applicable officer is terminated for "cause," the Option terminates immediately.

         On December 12, 2006, the Company amended (the "Amendments") the stock options granted to David M. Daniels, Alex Soufflas, Patricia S. Bathurst and David A. Taylor in 2005 to provide that the stock options would be vested in full on December 12, 2006.

         The foregoing description of the Options and Amendments does not purport to be complete and is qualified in its entirety by the terms of the Options and Amendments filed as Exhibits 10.1 through 10.7 to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits.

        The following exhibits are hereby filed with this report.

      10.1    Option to Acquire Shares of Common Stock, dated December 12,
              2006,  issued by the Company to David M. Daniels
      10.2 Option to Acquire Shares of Common Stock, dated December 12, 2006, issued by the Company to Alex Soufflas
      10.3 Option to Acquire Shares of Common Stock, dated December 12, 2006, issued by the Company to Patricia S. Bathurst
      10.4 Amendment No. 1 to Option to Acquire Shares of Common Stock, dated December 12, 2006, between the Company and David M. Daniels
      10.5 Amendment No. 1 to Option to Acquire Shares of Common Stock, dated December 12, 2006, between the Company and Alex Soufflas
      10.6 Amendment No. 1 to Option to Acquire Shares of Common Stock, dated December 12, 2006, between the Company and Patricia
              S. Bathurst
      10.7 Amendment No. 1 to Option to Acquire Shares of Common Stock, dated December 12, 2006, between the Company and David A. Taylor

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NATIONAL HEALTH PARTNERS, INC.


Dated: December 14, 2006                     /s/  David M. Daniels
                                             -----------------------------------
                                             David M. Daniels
                                             Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number             Description

      10.1 Option to Acquire Shares of Common Stock, dated December 12, 2006, issued by the Company to David M. Daniels
      10.2 Option to Acquire Shares of Common Stock, dated December 12, 2006, issued by the Company to Alex Soufflas
      10.3      Option to Acquire Shares of Common Stock, dated December 12,
                2006, issued by the Company to Patricia S. Bathurst
      10.4      Amendment No. 1 to Option to Acquire Shares of Common Stock,
                dated December 12, 2006, between the Company and David M.
                Daniels
      10.5 Amendment No. 1 to Option to Acquire Shares of Common Stock, dated December 12, 2006, between the Company and Alex Soufflas
      10.6 Amendment No. 1 to Option to Acquire Shares of Common Stock, dated December 12, 2006, between the Company and Patricia S. Bathurst
      10.7 Amendment No. 1 to Option to Acquire Shares of Common Stock, dated December 12, 2006, between the Company and David A. Taylor